UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41886	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Park of Commerce Boulevard, Suite 200, Savannah, Georgia	31405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Citi Trends, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”) in a virtual format. At the 2026 Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting (1) elected eight director nominees whose terms will expire at the 2026 annual meeting of stockholders, (2) adopted, on a non-binding, advisory basis, the resolution approving the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission on May 1, 2026 (the “Proxy Statement”), and (3) ratified, on a non-binding basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027.

The voting results were as follows:

(1) The election of eight directors:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Votes
Pamela Edwards	4,268,634	2,443,138	5,347	604,211
Benjamin Faw	6,698,848	12,924	5,347	604,211
David A. Heath	6,698,071	13,701	5,347	604,211
Margaret L. Jenkins	6,645,741	66,031	5,347	604,211
Michael S. Kvitko	6,684,717	27,053	5,349	604,211
Chaoyang (Charles) Liu	6,689,004	22,766	5,349	604,211
Cara Robinson	6,677,190	34,583	5,346	604,211
Kenneth D. Seipel	6,700,829	10,943	5,347	604,211

(2) A proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
6,652,352	59,072	5,695	604,211

(3) Ratification, on a non-binding basis, of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027:

For	Against	Abstain	Broker Non-Votes
7,311,711	1,301	8,318	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 12, 2026	By:	/s/ Kenneth D. Seipel
	Name:	Kenneth D. Seipel
	Title:	Chief Executive Officer